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                                                                     Exhibit 4.4

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 29, 2003, is among (a) CHIEF MANUFACTURING HOLDING CORP., a Delaware corporation (the "Company"), (b) FRIEDMAN, FLEISCHER & LOWE CAPITAL PARTNERS, L.P., a Delaware limited partnership ("FFL"), (c) FFL EXECUTIVE PARTNERS, L.P., a Delaware limited partnership ("FFL-EP" and, collectively with FFL, the "FFL Investors"), (d) the Persons listed on Schedule 1 hereto (collectively, the "Other Investors"), and (e) any other Person who becomes a party to this Agreement by executing an Instrument of Accession ("Instrument of Accession") in the form attached hereto as Schedule 2. The FFL Investors, the Other Investors, and each other Person who becomes a party hereto as aforesaid are referred to collectively herein as the "Holders" and each individually as a "Holder".

     This Agreement is made in connection with the Stock Purchase Agreement, the Subscription Agreements and the Stockholder Agreement. In order (i) to induce each Holder that is a party to the Stock Purchase Agreement and the Stockholder Agreement to enter into such agreements and (ii) to induce each Holder that is a party to a Subscription Agreement and the Stockholder Agreement to enter into such agreements, the Company has agreed to provide the registration rights set forth in this Agreement.

     The parties hereby agree as follows:

     1. Definitions. As used herein, the following terms have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person.

     "Agreement" has the meaning specified in the Preamble hereto.

     "Class A Common Stock" means the Company's Class A Voting Common Stock, $0.001 par value per share.

     "Class B Common Stock" means the Company's Class B Non-Voting Common Stock, $0.001 par value per share.

     "Class C Common Stock" means the Company's Class C Voting Common Stock, $0.001 par value per share.

     "Commission" means the Securities and Exchange Commission.

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     "Common Stock" means (a) the Class A Common Stock, (b) the Class B Common
Stock, (c) Class C Common Stock and (d) any shares of any other class of capital stock of the Company hereafter issued which are either (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption pursuant to the terms thereof, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

     "Company" has the meaning specified in the Preamble hereto.

     "Demand Registration" has the meaning specified in Section 2(a) hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "FFL" has the meaning specified in the Preamble hereto.

     "FFL-EP" has the meaning specified in the Preamble hereto.

     "FFL Investors" has the meaning specified in the Preamble hereto.

     "FFL Registrable Securities" means, at any time, all of the then issued and outstanding (a) shares of Common Stock issued to the FFL Investors pursuant to the Subscription Agreements, (b) shares of Common Stock issued or issuable to the FFL Investors upon conversion of any shares of Preferred Stock issued to the FFL Investors pursuant to the Subscription Agreements, (c) shares of Common Stock issued or issuable upon exercise of the Investor Warrants issued to the FFL Investors pursuant to the Subscription Agreements, (d) shares of Common Stock purchased by or issued from time to time to the FFL Investors, (e) shares of any class of Common Stock into which such shares of Common Stock have been converted and (f) shares of Common Stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Common Stock. FFL Registrable Securities will continue to be FFL Registrable Securities in the hands of any Holder and each Holder thereof will succeed to the rights and obligations of a Holder of FFL Registrable Securities hereunder, provided that shares of FFL Registrable Securities will cease to be FFL Registrable Securities when transferred (i) to the Company, (ii) to a holder of Other Registrable Securities, or (iii) pursuant to a Public Sale.

     "FFL Stockholders" means each of the FFL Investors, for so long as such FFL Investor holds FFL Registrable Securities and any other Person to whom FFL Registrable Securities are assigned or transferred in accordance with the Stockholder Agreement and Section 12(g) of this Agreement for so long as such Person holds any FFL Registrable Securities.

     "Holder" means one of the Holders identified in the introductory paragraph to this Agreement or such other Person to whom such Holder shall have assigned or transferred such Holder's Registrable Securities in accordance with the Stockholder Agreement and Section 12(g) of this Agreement.

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     "Indemnified Party" has the meaning specified in Section 8(c) hereof.

     "Indemnifying Party" has the meaning specified in Section 8(c) hereof.

     "Instrument of Accession" has the meaning specified in the Preamble hereto.

     Investor Warrants. Investor Warrants shall mean, collectively, each of the warrants to purchase Common Stock issued by the Company pursuant to the Subscription Agreements and the Stock Purchase Agreement.

     "Material Transaction" means any material transaction in which the Company or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Company's board of directors has reasonably determined that compliance with this Agreement may be expected to either materially interfere with the Company's ability to consummate such transaction or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

     "NASDAQ" has the meaning specified in Section 5(a)(vi).

     "Other Investors" has the meaning specified in the Preamble hereto.

     "Other Registrable Securities" means, at any time, all of the then issued and outstanding (a) shares of Common Stock purchased by or issued from time to time to any Other Investor or Holder other than any FFL Stockholder (including, without limitation, shares of Common Stock issued or issuable upon conversion or exercise of the Preferred Stock or Investor Warrants issued to the Other Investors pursuant to the Stock Purchase Agreement and the Subscription Agreements), (b) shares of Common Stock into which such shares of Common Stock have been converted and (c) shares of Common Stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Common Stock. Other Registrable Securities will continue to be Other Registrable Securities in the hands of any Holder and each Holder thereof will succeed to the rights and obligations of a Holder of Other Registrable Securities hereunder, provided that shares of Other Registrable Securities will cease to be Other Registrable Securities when transferred (i) to the Company, (ii) to a holder of FFL Registrable Securities, or (iii) pursuant to a Public Sale.

     "Other Stockholders" means any Person for so long as such Person holds Other Registrable Securities and any other Person to whom Other Registrable Securities are assigned or transferred in accordance with the Stockholder Agreement and Section 12(g) of this Agreement for so long as such Person holds any Other Registrable Securities.

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     "Person" means any individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Piggyback Registration" has the meaning specified in Section 3(a) hereof.

     "Preferred Stock" means (a) the Company's Series A Participating Preferred Stock, $0,001 par value per share and (b) any capital stock or other securities into which or for which any such shares of Preferred Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

     "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     "Public Sale" means any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act, or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

     "registered" and "registration" means a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement.

     "Registrable Securities" means all FFL Registrable Securities and all Other Registrable Securities.

     "Registration Expenses" has the meaning specified in Section 7 hereof.

     "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stockholder Agreement" means Stockholder, dated as of August 29, 2003, among the Company and the stockholders of the Company, as amended and in effect from time to time.

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     "Stockholders" means, collectively, the FFL Stockholders and the Other
Stockholders.

     "Stock Purchase Agreement" means the Stock Purchase and Exchange Agreement, dated as of August 29, 2003, among the Company, Chief Manufacturing Acquisition Corp., Chief Manufacturing, Inc. ("CMI"), the stockholders of CMI and the Seller Representative named therein, as amended and in effect from time to time.

     "Subscription Agreements" means, collectively, (a) the Subscription Agreement, dated as of August 29, 2003, between FFL and the Company and (b) the Subscription Agreement, dated as of August 29, 2003, between FFL-EP and the Company.

     "Underwriters' Maximum Number" means, for any Piggyback Registration, Demand Registration or other registration which is an underwritten registration, that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

     2. Demand Registration.

     (a) Request for Demand Registration.

          (i) Subject to the limitations contained in the following paragraphs of this Section 2, any Stockholders who collectively hold 20% or more of all Registrable Securities may at any time and from time to time pursuant to this subparagraph (i), make a written request for the registration by the Company under the Securities Act of all or any part of the Registrable Securities of such Holders (such registration being herein called a "Demand Registration"). Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all Holders of Registrable Securities.

          (ii) Subject to the limitations contained in the following paragraphs of this Section 2, after the receipt of such written request for a Demand Registration, (A) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given to all Holders a written notice of registration request pursuant to Section 2(a)(i) hereof, the written requests of such Holders for inclusion in such Demand Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. All written requests made by Holders of Registrable Securities pursuant to this subparagraph (ii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof.

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     (b) Limitations on Demand Registration.

          (i) The Holders of Registrable Securities will not be entitled to require the Company to effect (A) more than one (1) Demand Registration on Form S-1 (or other comparable form adopted by the Commission) during any twelve-month period, (B) any Demand Registration on Form S-1 (or other comparable form adopted by the Commission) unless Form S-3 (or any comparable form adopted by the Commission) is not available for such Demand Registration, (C) any Demand Registration on Form S-1 (or other comparable form adopted by the Commission) if the investment banker(s) or managing underwriters) appointed to administer such offering pursuant to Section 2(d) below are unable or unwilling to certify in writing to the Company, within forty-five (45) days of any written request referred to in Section 2(a)(i), that the gross proceeds from the sale of the Registrable Securities proposed to be registered pursuant to such Demand Registration will be reasonably likely to exceed $10,000,000, or (D) any Demand Registration prior to the date that is six months after the closing of the Company's initial public offering of its Common Stock.

          (ii) Any registration initiated by Holders of Registrable Securities as a Demand Registration pursuant to Section 2(a) hereof shall not count as a Demand Registration for purposes of Section 2(b)(i) hereof (A) unless and until such registration shall have become effective and at least eighty percent (80%) of all Registrable Securities requested to be included in such registration shall have been actually sold or (B) if such Holders withdraw their request for a Demand Registration at any time because (1) such Holders reasonably believed that the Registration Statement or Prospectus contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, (2) such Holders notified the Company of such fact and requested that the Company correct such alleged misstatement or omission and (3) the Company has refused to correct such alleged misstatement or omission.

          (iii) The Company shall not be obligated or required to effect the Demand Registration of any Registrable Securities pursuant to Section 2(a) hereof during the period commencing on the date falling thirty (30) days prior to the Company's estimated date of filing of, and ending on the date 180 days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such Demand Registration pursuant to Section 2(a)(i) hereof shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company

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     will use its best efforts in good faith to cause any such Registration
     Statement to be filed and to become effective as expeditiously as shall be reasonably possible. All Holders agree to maintain the confidentiality of any notice stating the Company is commencing an underwritten registration except that Holders may disclose such information on a confidential basis to their legal counsel and other advisors to the extent necessary to exercise their rights under this Agreement.

          (iv) Anything contained herein to the contrary notwithstanding, the Company may delay the filing or effectiveness of any Registration Statement under this Section 2 for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if a Material Transaction exists at the time of such request.

     (c) Priority on Demand Registrations. If the managing underwriters in any underwritten Demand Registration shall give written advice to the Company and the Holders of Registrable Securities to be included in such registration of an Underwriters' Maximum Number, then: (i) the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (ii) if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by the Holders thereof to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such Demand Registration and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which Persons (other than the Holders of Registrable Securities as such) shall have requested be included in such registration and which shall not be greater than such excess. Neither the Company nor any of its stockholders (other than Holders of Registrable Securities) shall be entitled to include any securities in any underwritten Demand Registration unless the Company or such stockholders (as the case may be) shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

     (d) Selection of Underwriters. The Holders of a majority of the Registrable Securities to be included in any Demand Registration shall determine whether or not such Demand Registration shall be underwritten and shall select the

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investment banker(s) and managing underwriter(s) to administer such offering, subject to the approval of the Company, not to be unreasonably withheld.

     3. Piggyback Registrations.

     (a) Rights to Piggyback.

          (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act either for the Company's own account or for the account of any of its stockholders (other than for Holders pursuant to Section 2 hereof entitled to participate in a registration) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggyback Registration"), the Company will give written notice to all Holders of Registrable Securities of such proposal not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any Persons, and (B) the thirtieth day prior to the anticipated filing date of such Piggyback Registration.

          (ii) Subject to the provisions contained in paragraph (b) of this
     Section 3 and in the last sentence of this subparagraph (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within fifteen (15) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Holders of Registrable Securities pursuant to Section 3(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless such Holders of Registrable Securities shall have entered into a written agreement with the Company's underwriters establishing the terms and conditions under which such Holders would be obligated to sell such securities in such Piggyback Registration. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

     (b) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of an Underwriters' Maximum Number, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum

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Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holders thereof to be included in such registration and which does not exceed such excess and such Registrable Securities shall be allocated pro rata among the Holders thereof on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such registration pursuant to clause (ii) and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which Persons shall have requested be included in such registration and which shall not be greater than such excess.

     (c) Selection of Underwriters. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

     4. Lockup Agreements.

     (a) Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities, if the Company or the managing underwriters so request in connection with any underwritten registration of the Company's securities, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven (7) days prior to, and during the one hundred eighty (180) day period commencing on, the effective date of such underwritten registration, except in connection with such underwritten registration.

     (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the one hundred eightieth (180th) day following, the effective date of any underwritten Demand or Piggyback Registration, except in connection with any such underwritten registration and except for any offering pursuant to an employee benefit plan and registered on Form S-8 (or any successor form).

     5. Registration Procedures.

     (a) Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

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          (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (provided, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the holders of Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, including documents incorporated by reference, to which the Holders of a majority of the Registrable Securities covered by such Registration Statement shall reasonably object);

          (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for not more than six (6) months, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

          (iii) upon request, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

          (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company will not be required (A) to qualify generally to do business in any jurisdiction where it would not otherwise be

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     required to qualify but for this subparagraph (a)(iv), (B) to subject itself to taxation in any such jurisdiction or (C) to consent to general service of process in any such jurisdiction;

          (v) notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, each seller of such Registrable Securities will not offer or sell such Registrable Securities until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such seller;

          (vi) cause all such Registrable Securities to be listed, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed with the National Association of Securities Dealers automated quotation system ("NASDAQ");

          (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

          (viii) enter into all such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (ix) make available for inspection on a confidential basis by any seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (in each case after reasonable prior notice), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

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          (x) permit any holder of Registrable Securities which holder, in the reasonable judgment of the Company, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 8(b) hereof;

          (xi) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

          (xii) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such holder reasonably requests to be included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

          (xiii) cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

          (xiv) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

          (xv) use its best efforts to obtain:

               (A) at the time of effectiveness of each registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Holders of a majority of the Registrable Securities covered by such registration and the underwriters reasonably request; and

               (B) at the time of any underwritten sale pursuant to a Registration Statement, a "bring-down comfort letter", dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities covered by such Registration Statement and the underwriters reasonably request;

          (xvi) use its best efforts to obtain, at the time of effectiveness of each Piggyback Registration and at the time of any sale pursuant to each registration, an opinion or opinions, favorable in form and scope to the Holders of a majority of the Registrable Securities covered by such registration, from counsel to the Company in customary form; and

          (xvii) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

     6. Cooperation by Prospective Sellers, Etc.

     (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller, and otherwise reasonably cooperate with the Company in connection with any Registration Statement with respect to such Registrable Securities.

     (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

     (c) The Holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the

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                                      -14-


Company to correct or update such Registration Statement or Prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

     (d) At the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by Section 5 hereof (and any extensions thereof required by the preceding paragraph (c) of this Section 6), the Holders of Registrable Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

     (e) Notwithstanding any other provision herein to the contrary, no Holder of Registrable Securities which constitute warrants or options shall be required to exercise such warrants or options in connection with any registration until the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options. The Company shall enter into such agreements and shall otherwise cooperate with the Holders of Registrable Securities in order to ensure that such Holders are not required to exercise any warrants or options prior to the date of the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options.

     7. Registration Expenses.

     (a) All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing the Holders of Registrable Securities, such counsel to be selected by the Holders of a majority of the Registrable Securities to be included in such registration, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other Persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without

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                                      -15-


limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

     (b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Agreement.

     (c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

     8. Indemnification.

     (a) Indemnification by the Company. The Company will indemnify each Holder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, underwriter, officer, director, partner and controlling person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, underwriter, officer, director, partner or controlling person and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like).

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                                      -16-


     (b) Indemnification by Each Holder. Each Holder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to such underwriter or the Company in an instrument duly executed by such Holder and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto; and, provided further, that each Holder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

     (c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification pursuant to this Section 8 (the "Indemnifying Party") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and provided, further, that the failure by any Indemnified Party to give notice as provided in this paragraph (c) shall not relieve the Indemnifying Party of its obligations under this Section 8 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     9. Contribution in Lieu of Indemnification. If the indemnification provided for in Section 8 hereof is unavailable to a party that would have been an Indemnified Party under such Section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an Indemnifying Party thereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9 shall include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any provision of this Section 9 to the contrary, (a) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation and (b) each Holder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

     10. Rule 144 Requirements; Form S-3. From time to time after the earlier to occur of (a) six months following the date on which there shall first become effective a Registration Statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-3 (or any comparable form adopted by the Commission) as soon thereafter as possible, and to make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to such Rules. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time after the undertaking of the Company in the

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                                      -18-


preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144 and Rule 144A. The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for the applicable holding period under Rule 144 with respect to such Holder's possession of such Registrable Securities, as in effect on the date of such certificate, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

     11. Participation in Underwritten Registrations. (a) No Person may participate in any underwritten registration pursuant to this Agreement unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled, under the provisions hereof, to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Holder of Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement.

     (b) Notwithstanding the priorities set forth in Sections 2(c) and 3(b) above, in the event that the managing underwriters in any underwritten Demand Registration or Piggyback Registration inform the Company in writing that the inclusion therein of any Other Registrable Securities held by management employees of the Company or any of its subsidiaries would impair the marketability of the Registrable Securities to be included in such registration, the Company shall be required to include in such registration only such number of Other Registrable Securities held by such management employees as the managing underwriters determine would not negatively impair the Registrable Securities to be sold in connection therewith. If any such event shall occur, the other Holders of Registrable Securities (other than any Holder affected by the restriction described above) shall be entitled to include in such registration, the number of Registrable Securities that Holders of Other Registrable Securities would have been entitled to include in such registration but for such restriction described above (such Registrable Securities to be allocated pro rata among such other Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder).

     12. Miscellaneous.

     (a) No Inconsistent Agreements. The Company has not previously entered into any agreement with respect to its Common Stock granting any registration rights to any Person, and will not on or after the date of this Agreement enter into any agreement with respect to its securities which grants demand registration rights to anyone or which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless such amendment, modification, supplement, waiver or consent is approved in writing by the Holders of at least fifty-one percent (51%) of the FFL Registrable Securities, the Holders of at least fifty-one percent (51%) of the Registrable Securities and the Company, provided, however, that no amendment, modification or waiver of any provision of this Agreement that adversely affects the rights of any Party (as hereinafter defined) to this Agreement in a manner different from the rights of the other Parties shall be effective against such adversely affected Party unless approved in writing by the holders of at least a majority of the Registrable Securities then held by all members of such Party. As used in this Section 12(b), "Party" means any one of the following entities or groups: (i) the Company, (ii) the Holders of FFL Registrable Securities, and
(iii) the Holders of Other Registrable Securities.

     (c) Registrable Securities Held by the Company. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this Agreement, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders.

     (d) Term. The agreements of the Company contained in this Agreement shall continue in full force and effect so long as any Holder holds any Registrable Securities.

     (e) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (f) Notices. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by

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                                      -20-


overnight courier or telecopier or mailed certified or registered mail, return receipt requested, postage prepaid, to the recipient at the address specified below:

          (i) if to a Holder, at such Holder's address on the stock transfer books of the Company; and

          (ii) if to the Company, at:

               Chief Manufacturing Holding Corp.
               12800 Highway 13 South
               Savage, MN 55378
               Attention: Dale Glomsrud
               Facsimile: (952) 259-7096

     with copies to:

               Friedman Fleischer & Lowe, LLC
               One Maritime Plaza
               10th Floor
               San Francisco, CA 94111
               Attention: Spencer C. Fleischer
               Facsimile: (415) 752-5378

     and to:

               Bingham McCutchen LLP
               399 Park Avenue
               New York, New York 10022
               Attention: Robert M. Wolf, Esq.
               Fax:       (212) 752-5378

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(f). Any such notice shall be effective
(A) if delivered personally or by telecopy, when received, (B) if sent by overnight courier, when receipted for, and (C) if mailed, three (3) days after being mailed as described above.

     (g) Successors and Assigns. This Agreement and the rights of any Holder hereunder may be assigned to, and shall inure to the benefit of, any Person to whom such Holder transfers Registrable Securities, provided that such transfer is made in compliance with the provisions of the Stockholder Agreement and the transferee agrees to be bound by all of the terms and conditions of this Agreement by executing and delivering to the Company an Instrument of Accession.

     (h) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when

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                                      -21-


so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     (j) Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts, without giving effect to principles of conflicts of law.

     (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as an instrument under seal as of the date first written above.

                                        CHIEF MANUFACTURING HOLDING CORP.


                                        By: /s/ Spencer C. Fleischer
                                            ------------------------------------
                                        Name: Spencer C. Fleischer
                                        Title: President

Registration Rights Agreement

                                        FRIEDMAN, FLEISCHER & LOWE CAPITAL
                                        PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its General Partner


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: Spencer Fleischer
                                        Title: Senior Managing Member

Registration Rights Agreement

                                        FFL EXECUTIVE PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its General Partner


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: Spencer Fleischer
                                        Title: Senior Managing Member

Registration Rights Agreement

                                        GREEN MOUNTAIN PARTNERS II, L.P.
                                        By: Green Mountain Investors II, LLC,
                                            its General Partner


                                        By: /s/ SARAH O. MARTEL
                                            ------------------------------------
                                        Name: SARAH O. MARTEL
                                        Title: VICE PRESIDENT

Registration Rights Agreement

                                        /s/ Timothy W. Fulham
                                        ----------------------------------------
                                        Timothy W. Fulham

Registration Rights Agreement

                                        /s/ John N. Fulham III
                                        ----------------------------------------
                                        John N. Fulham III

Registration Rights Agreement

                                        /s/ James P. Miller
                                        ----------------------------------------
                                        James P. Miller

Registration Rights Agreement

                                        /s/ Dale Glomsrud
                                        ----------------------------------------
                                        Dale Glomsrud

Registration Rights Agreement

                                        /s/ Ronald C. Jensen
                                        ----------------------------------------
                                        Ronald C. Jensen

Registration Rights Agreement

                                        /s/ Jay S. Dittmer
                                        ----------------------------------------
                                        Jay S. Dittmer

Registration Rights Agreement

                                                                      SCHEDULE 1
                                                                 TO REGISTRATION
                                                                RIGHTS AGREEMENT

                                 Other Investors

                        Green Mountain Partners II, L.P.
                               John N. Fulham, III
                                Timothy W. Fulham
                                 James P. Miller
                                  Dale Glomsrud
                                 Jay S. Dittmer
                                Ronald C. Jensen

                                                                      SCHEDULE 2
                                                                 TO REGISTRATION
                                                                RIGHTS AGREEMENT

                             Instrument of Accession

Reference is made to that certain Registration Rights Agreement, dated as of August 20, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

The undersigned, _____________________________________, [in order to become]
[is] the owner or holder of _____________ shares of the [Series A Participating Preferred Stock, $.001 par value per share] [Class A Voting] [Class B Non-Voting] [Class C Voting] Common Stock, $.001 par value per share (the "Shares") of the Company [and] hereby agrees that by his [her] [its] execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares [purchased by the undersigned in connection herewith] [owned by the undersigned as of the date hereof] (and any and all shares of Common Stock of the Company issued in respect thereof) are [FFL] [Other] Registrable Securities, subject to all the restrictions and conditions applicable to [FFL] [Other] Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Date:
                                              ----------------------------------

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date:
      -------------------------------

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Fulham Investors, LP, in order to become the owner or holder of __________ shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        FULHAM INVESTORS, L.P.

                                        By: Fulham Investors, GP LLC, as general
                                            partner


                                        By: /s/ Timothy W. Fulham
                                            ------------------------------------
                                        Name: Timothy W. Fulham
                                        Title: Managing Member of Fulham
                                               Investors, GP LLC

                                        Address: 593 Washington Street
                                                 Wellesley, MA 02482
                                        Date: September 24, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date: September __, 2004

signature page to Fulham Fund Instrument of Accession to Registration Rights Agreement

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Fulham Investors, LP, in order to become the owner or holder of __________ shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        FULHAM INVESTORS, L.P.

                                        By: Fulham Investors, GP LLC, as general
                                            partner


                                        By:
                                            ------------------------------------
                                        Name: Timothy W. Fulham
                                        Title: Managing Member of Fulham
                                               Investors, GP LLC

                                        Address:
                                                 -------------------------------

                                                 -------------------------------
                                        Date: September __, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ---------------------------------
Date: September 24, 2004

signature page to Fulham Fund Instrument of Accession to Registration Rights Agreement

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Jim Wohlford, in order to become the owner or holder of 529,326 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        /s/ Jill Wohlford
                                        ----------------------------------------
                                        Address: ILLEGIBLE
                                                 -------------------------------

                                                 -------------------------------
                                        Date: September 24, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date: September __, 2004

signature page to Wohlford Instrument of Accession to Registration Rights Agreement

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Jim Wohlford, in order to become the owner or holder of 529,326 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.



                                        ----------------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------
                                        Date: September __, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ---------------------------------
Date: September 24, 2004

signature page to Wohlford Instrument of Accession to Registration Rights Agreement

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Steve Durkee, in order to become the owner or holder of 150,0000 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        /s/ Steve Durkee
                                        ----------------------------------------
                                        Address: ILLEGIBLE
                                                 -------------------------------

                                                 -------------------------------
                                        Date: March 31, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date: March 31, 2004

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Steve Durkee, in order to become the owner or holder of 150,0000 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.



                                        ----------------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------
                                        Date: March 31, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ---------------------------------
Date: March 31, 2004

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Scott Gill, in order to become the owner or holder of 150,000 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by his execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature: /s/ Scott Gill
                                                   -----------------------------
                                        Address: ILLEGIBLE
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Date: 3-17-05


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date:
      -------------------------------

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Scott Gill, in order to become the owner or holder of 150,000 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by his execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Date:
                                              ----------------------------------


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    --------------------------------
Date: 3/22/04

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Keith Pribyl, in order to become the owner or holder of 429,326 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        /s/ Keith Pribyl
                                        ----------------------------------------
                                        Address: ILLEGIBLE
                                                 -------------------------------

                                                 -------------------------------
                                        Date: September 24, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date: September __, 2004

signature page to Pribyl Instrument of Accession to Registration Rights
Agreement

            Instrument of Accession to Registration Rights Agreement

     Reference is made to that certain Registration Rights Agreement, dated as of August 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the Holders (as defined therein).

     The undersigned, Keith Pribyl, in order to become the owner or holder of 429,326 shares of the Class B Non-Voting Common Stock, $.001 par value per share (the "Shares") of the Company hereby agrees that by its execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of Common Stock of the Company issued in respect thereof) are Other Registrable Securities, subject to all the restrictions and conditions applicable to Other Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.



                                        ----------------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------
                                        Date: September __, 2004


Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ---------------------------------
Date: September 24, 2004

signature page to Pribyl Instrument of Accession to Registration Rights
Agreement

   AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

          AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT AND REGISTRATION RIGHTS AGREEMENT, dated as of November 4, 2003 (this "Amendment"), by and among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), Friedman, Fleischer & Lowe Capital Partners, L.P., a Delaware limited partnership ("FFL"), and FFL Executive Partners, L.P., a Delaware limited partnership ("FFL-EP"; FFL and FFL-EP are collectively referred to herein as the "FFL Entities").

     WHEREAS, the Company, the FFL Entities and the other stockholders of the Company have entered into a Stockholder Agreement, dated as of August 29, 2003 (the "Stockholder Agreement"), and a Registration Rights Agreement, dated as of August 29, 2003 (the "Registration Rights Agreement")

     WHEREAS, the FFL Entities have entered into agreements of purchase and sale, each dated as of the date hereof (the "Purchase Agreements"), with each of GM Capital Partners I, L.P., a Delaware limited partnership ("GM Capital") and JPMorgan Chase Bank, as Trustee for First Plaza Group Trust, a trust organized under the laws of New York (the "GM Trust"; GM Capital and the GM Trust are collectively referred to herein as the "GM Entities"), pursuant to which the FFL Entities will sell to the GM Entities, and the GM Entities will purchase from the FFL Entities, the securities of the Company described therein (the "Transferred Securities"); and

     WHEREAS, it is a condition precedent to the effectiveness of the Purchase Agreements that the Stockholder Agreement and the Registration Rights Agreement be amended as herein provided;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. GM ENTITIES AND TRANSFERRED SECURITIES. Anything in the Stockholder Agreement to the contrary notwithstanding, each of the GM Entities shall constitute and be deemed an "Other Stockholder" under and for purposes of the Stockholder Agreement, and the Transferred Securities shall constitute and be deemed "Other Securities" under and for purposes of the Stockholder Agreement. Anything in the Registration Rights Agreement to the contrary notwithstanding, each of the GM Entities shall constitute and be deemed an "Other Stockholder" under and for purposes of the Registration Rights

Agreement, and the Transferred Securities shall constitute and be deemed "Other Registrable Securities" under and for purposes of the Registration Rights Agreement.

     2. AMENDMENTS TO STOCKHOLDER AGREEMENT. Each of the following amendments to the Stockholder Agreement shall be effective as of the date hereof:

          (A) DEFINITIONS. Section 1 of the Stockholder Agreement shall be amended by adding the following new defined term in the appropriate alphabetical sequence in such Section:

          "ERISA. ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended."

          (B) TRANSFER. Section 2.1 of the Stockholder Agreement shall be amended by amending and restating clause (d) of such Section to read as follows:

          "(d) in the case of any Other Stockholder that is not an individual,
     (i) as a distribution to its members or partners, in the case of an Other Stockholder organized as a limited liability company, limited partnership or general partnership, (ii) to any successor purchasing substantially all of its assets, (iii) to any other Person pursuant to such Other Stockholder's co-sale rights under Section 2.2, or (iv) to any successor trust or trustee, in the case of an Other Stockholder organized as a trust; or"

          (C) SALE OF THE COMPANY; PROXY. Section 3.4 of the Stockholder Agreement shall be amended by amending and restating the first sentence of such Section to read as follows:

          "Except where doing so would create a fiduciary relationship or would otherwise not be permitted under ERISA, each Stockholder hereby appoints the Majority FFL Stockholders as such Stockholder's true and lawful proxy and attorney in connection with any Approved Sale, with full power of substitution, to vote all Voting Securities owned by such Stockholder or over which such Stockholder has voting control to effectuate the agreements set forth in this Section 3 in the event of any breach by such Stockholder of its obligations under this Section 3."

          (D) BOARD OF DIRECTORS; PROXY. Section 4.2 of the Stockholder Agreement shall be amended by amending and restating such Section to read as follows:

          "4.2 PROXY. EXCEPT WHERE DOING SO WOULD CREATE A FIDUCIARY RELATIONSHIP OR WOULD OTHERWISE NOT BE PERMITTED UNDER ERISA, EACH STOCKHOLDER HEREBY GRANTS TO THE MAJORITY FFL HOLDERS AN IRREVOCABLE

     PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH STOCKHOLDER OR OVER WHICH SUCH STOCKHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS SECTION 4 IN THE EVENT OF ANY BREACH BY SUCH STOCKHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN."

          (E) SUCCESSORS AND ASSIGNS. Section 9 of the Stockholder Agreement shall be amended by amending and restating such Section to read as follows:

          "SECTION 9 SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective successors and permitted assigns, including, in the case of a trust, successor trusts or trustees."

     3. AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. Section 12 of the Registration Rights Agreement shall be amended, effective as of the date hereof, by amending and restating clause (g) of such Section to read as follows:

          "(g) Successors and Assigns. This Agreement and the rights of any Holder hereunder may be assigned to, and shall inure to the benefit of, any Person, including any successor trust or trustees, to whom such Holder transfers Registrable Securities, provided that such transfer is made in compliance with the provisions of the Stockholder Agreement and the transferee agrees to be bound by all of the terms and conditions of this Agreement by executing and delivering to the Company an Instrument of Accession."

     4. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     6. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon execution of counterparts of this Amendment by the parties hereto.

     7. RATIFICATION. Except as otherwise expressly provided by this Amendment, the Stockholder Agreement and the Registration Rights Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Stockholder Agreement and Registration Rights Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                        COMPANY:

                                        CHIEF MANUFACTURING HOLDING CORP.


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: SPENCER FLEISCHER
                                        Title: PRESIDENT


                                        FFL ENTITIES:

                                        FRIEDMAN, FLEISCHER & LOWE CAPITAL
                                        PARTNERS, L.P.

                                        By: Freidman Fleischer & Lowe GP, LLC,
                                            its general partner


                                        By: /s/ Spencer C. Fleischer
                                            ------------------------------------
                                        Name: Spencer C. Fleischer
                                        Title:
                                               ---------------------------------


                                        FFL EXECUTIVE PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its general partner


                                        By: /s/ Spencer C. Fleischer
                                            ------------------------------------
                                        Name: Spencer C. Fleischer
                                        Title:
                                               ---------------------------------